UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 16, 2011

Penn Virginia Resource Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16735	23-3087517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Radnor Corporate Center, Suite 500 100 Matsonford Road, Radnor, Pennsylvania	19087)
(Address of Principal Executive Offices)	(Zip Code

Registrant’s telephone number, including area code: (610) 975-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 16, 2011, Penn Virginia Resource Partners, L.P. (the “Partnership”) and Penn Virginia GP Holdings, L.P. (“Holdings”) issued a joint news release announcing the results of the Special Meeting of Unitholders of the Partnership and the Special Meeting of Unitholders of Holdings. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of the Partnership.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	News release of Penn Virginia Resource Partners, L.P. and Penn Virginia GP Holdings, L.P. dated February 16, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN VIRGINIA RESOURCE PARTNERS, L.P.

By:	Penn Virginia Resource GP, LLC,
its General Partner

	By:	/s/ Bruce D. Davis, Jr.
BRUCE D. DAVIS, JR.
Executive Vice President and General Counsel

Dated: February 16, 2011

Exhibit Index

(d)	Exhibits.

99.1	News release of Penn Virginia Resource Partners, L.P. and Penn Virginia GP Holdings, L.P. dated February 16, 2011.

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